Capital Stock	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
CAPITAL STOCK

NOTE 15 - CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

2019 Activity

During the year ended December 31, 2019, the Company had the following transactions relating to common stock. All shares issued were valued at $0.40 per share based on the most recent sale of common stock for cash:

●	Issued 5,500,000 shares of common stock to Clifton in connection with the Amended Lease (Note 7). The fair value of these shares was $2,200,000.

●	Issued 250,000 shares of common stock to H&H in connection with settlement of a consulting contract (Note 14). The fair value of these shares was $100,000.

●	In connection with the settlement of stock redeemable with gold proceeds issued in 2012, the Company allowed investors to retain 130,000 shares of common stock that had been issued in connection with a financing in 2012. The fair value of these shares was $52,000.

2018 Activity

During the year ended December 31, 2018, the Company had the following transactions relating to common stock:

●	Sold 4,500,000 shares of common stock to the convertible debt holders for $625,000 in cash and several concessions as to the convertibility, due dates and default provisions on their outstanding debt. See Note 9.

●	Sold 2,125,000 shares of its common stock at $0.40 per share for cash proceeds of $850,000.

●	Issued 300,000 shares of common stock to the convertible debt holders under the terms of the debt agreements, which required this stock issuance when the Company failed to repay the convertible debt in full on the November 31, 2018 maturity date.

Preferred Stock

The Company’s Articles of Incorporation authorized 10,000,000 shares of $0.001 par value Preferred Stock available for issuance with such rights and preferences, including liquidation, dividend, conversion, and voting rights, as the Board of Directors may determine.

On March 8, 2018, the Company finalized an agreement with the trustees of DMRJ, who owned all of the Series A, A-2 and Series B outstanding preferred stock. This agreement discharged all of the debt owed by the Company to DMRJ and its related affiliates and returned all of the shares of preferred stock to the Company in exchange for $625,000. The Company then cancelled all of the preferred shares of stock. As a result, DMRJ relinquished all ownership in the Company. See Note 12.